UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2014

PINNACLE FINANCIAL PARTNERS, INC.
(Exact name of registrant as specified in charter)
Tennessee	000-31225	62-1812853
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
150 Third Avenue South, Suite 900, Nashville, Tennessee		37201
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:   (615) 744-3700

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

                 This Current Report on Form 8-K is being furnished to disclose the press release issued by Pinnacle Financial Partners, Inc., a Tennessee corporation (the "Company"), on April 14, 2014. The press release, which is furnished as Exhibit 99.1 hereto pursuant to Item 2.02 of Form 8-K, announced the Company's results of operations for the three months ended March 31, 2014.

The press release contains non-GAAP noninterest expense for the three months ended each of March 31, 2014, December 31, 2013 and March 31, 2013, excluding the impact of expenses related to other real estate owned and FHLB restructuring charges.

The press release also contains certain non-GAAP capital ratios. These non-GAAP capital ratios exclude the impact of goodwill and core deposit intangibles associated with the Company's acquisition of Mid-America Bancshares, Inc. and Cavalry Bancorp, Inc., which the Company acquired on November 30, 2007 and March 15, 2006, respectively, and the preferred stock issued to the U.S. Department of the Treasury under the Capital Purchase Program of the Troubled Asset Relief Program.

The presentation of this non-GAAP financial information is not intended to be considered in isolation or as a substitute for any measure prepared in accordance with GAAP. Because non-GAAP financial measures presented in the press release are not measurements determined in accordance with GAAP and are susceptible to varying calculations, these non-GAAP financial measures, as presented, may not be comparable to other similarly titled measures presented by other companies.

The Company believes that these non-GAAP financial measures facilitate making period-to-period comparisons and are meaningful indications of its operating performance. In addition, because intangible assets such as goodwill and the core deposit intangible, and the net gain or loss on sale of investment securities, and other real estate owned expenses and FHLB restructuring charges each vary extensively from company to company, the Company believes that the presentation of this information allows investors to more easily compare the Company's results to the results of other companies.

The Company's management utilizes this non-GAAP financial information to compare the Company's operating performance for 2014 versus the comparable periods in 2013 and to internally prepared projections.

Item 9.01                          Financial Statements and Exhibits.

(d)            Exhibits

99.1            Press release issued by Pinnacle Financial Partners, Inc. dated April 14, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE FINANCIAL PARTNERS, INC.

By:	/s/Harold R. Carpenter
Name:	Harold R. Carpenter
Title:	Executive Vice President and
Chief Financial Officer

Date:            April 15, 2014

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by Pinnacle Financial Partners, Inc. dated April 14, 2014